UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
February 14, 2023
F&G Annuities & Life, Inc.
(Exact Name of Registrant as Specified in its Charter)
001-41490
(Commission File Number)

Delaware	85-2487422
(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification Number)
801 Grand Avenue, Suite 2600 Des Moines, Iowa 50309 (Addresses of Principal Executive Offices) (515) 330-3340 (Registrant’s Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
F&G Common Stock, $0.001 par value	FG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 14, 2023, the Compensation Committee (“Committee”) of the Board of Directors (the “Board”) of F&G Annuities & Life, Inc. (the “Company” or “F&G”) approved a cash-based retention award for John Currier, the Company’s President – Retail Markets. Pursuant to the terms of the Retention Agreement, Mr. Currier is eligible to receive a retention bonus of $1,500,000 (the “Retention Bonus”) if Mr. Currier continues his employment with the Company through the third anniversary of the Retention Agreement (the “Retention Period”). Mr. Currier will be deemed to have satisfied the condition of active employment through the end of the Retention Period if his employment is terminated by F&G without Cause (as defined in the Fidelity Guaranty Life 2015 Severance Plan) during the Retention Period. No Retention Bonus will be paid under the Retention Agreement if Mr. Currier voluntarily resigns his employment or is terminated for Cause during the Retention Period.

The Retention Bonus shall be paid in a lump sum within 30 business days of the end of the Retention Period, subject to Mr. Currier’s unconditional release of any and all claims against the Company that may be released in connection with or in any manner relating to or arising under the Retention Agreement.

The foregoing description of the Retention Agreement with Mr. Currier does not purport to be complete and is qualified in its entirety by reference to the full text of the Retention Agreement, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits
(d)     Exhibits.

Exhibit No.	Description
10.1	Retention Agreement between Fidelity & Guaranty Life Business Services, Inc. and John Currier dated February 16, 2023.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

F&G Annuities & Life, Inc.

Date: February 21, 2023	By:	/s/ Jodi Ahlman
Name: Jodi Ahlman
Title: General Counsel & Secretary